                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of
Earliest Event Reported):  September 27, 1995
                           ------------------

                          SEQUUS Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-15847                  94-3031834
-------------------------------      ------------         ----------------------
(State or other jurisdiction of      (Commission              (IRS Employer
Incorporation or organization)       File Number)         Identification Number)

         960 Hamilton Court
       Menlo Park, California                                        94025
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone no., including area code:  (415) 323-9011
                                                  --------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7   Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

              The exhibits listed below relate to Registration No. 33-58495 on Form S-3 of the registrant and are filed herewith for incorporation by reference in such registration statement.

              1.1 Form of Underwriting Agreement between the registrant and Robertson, Stephens & Company, L.P., Dillon, Read & Co. Inc., Oppenheimer & Co., Inc. and Punk, Ziegel & Knoell, L.P. relating to the sale of up to 3,450,000 shares of Common Stock.

              4.1 Restated Certificate of Incorporation filed with the Delaware Secretary of State on June 28, 1991, as amended by the Certificate of Designation of Rights, Preferences and Privileges of Series A Convertible Reset Preferred Stock filed on March 29, 1995, the Certificate of Ownership and Merger of SEQUUS Pharmaceuticals, Inc. into Liposome Technology, Inc. filed on June 26, 1995, and the Certificate of Amendment of Certificate of Incorporation filed on September 13, 1995.

              5.1       Opinion of Heller Ehrman White & McAuliffe

              23.1      Consent of Heller Ehrman White & McAuliffe (included in
                        Exhibit 5.1)

              23.2      Consent of Peter J. Dehlinger, Esq.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 1995                   SEQUUS PHARMACEUTICALS, INC.



                                           By:  /s/ L. Scott Minick
                                                ------------------------------
                                                L. Scott Minick, President and
                                                Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

1.1 Form of Underwriting Agreement between the registrant and Robertson, Stephens & Company, L.P., Dillon, Read & Co. Inc., Oppenheimer & Co., Inc. and Punk, Ziegel & Knoell, L.P. relating to the sale of up to 3,450,000 shares of Common Stock.

4.1 Restated Certificate of Incorporation filed with the Delaware Secretary of State on June 28, 1991, as amended by the Certificate of Designation of Rights, Preferences and Privileges of Series A Convertible Reset Preferred Stock filed on March 29, 1995, the Certificate of Ownership and Merger of SEQUUS Pharmaceuticals, Inc. into Liposome Technology, Inc. filed on June 26, 1995, and the Certificate of Amendment of Certificate of Incorporation filed on September 13, 1995.

5.1           Opinion of Heller Ehrman White & McAuliffe

23.1          Consent of Heller Ehrman White & McAuliffe (included in Exhibit
              5.1)

23.2          Consent of Peter J. Dehlinger, Esq.